SCHEDULE 14A

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement                  [  ] Confidential, for
                                                       use of the
[x]  Definitive Proxy Statement                        Commission only

[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                 LEAK-X ENVIRONMENTAL CORPORATION
         (Name of Registrant as Specified In Its Charter)

                 LEAK-X ENVIRONMENTAL CORPORATION
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rule 0-11(c) (1)(ii), or 14a-6(i)(1),14a-6 (i) (2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6 (i) (3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[  ]      Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: $
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

* Set forth the amount on which the filing fee is calculated and state how it was determined.





                       PROXY STATEMENT

                LEAK-X ENVIRONMENTAL CORPORATION
             790 East Market Street,    Suite 270
               West Chester, Pennsylvania  19382

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 To Be Held September 20, 1996


To the Stockholders of LEAK-X ENVIRONMENTAL CORPORATION:

     Notice is hereby given that the Annual Meeting of Stockholders of Leak-X Environmental Corporation (the "Company") will be held at the offices of the Company at 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382 on September 20, 1996 at 11:00 a.m. to consider and vote on the following matters:

     1. To elect five Directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

     2.   To approve the Company's 1996 Stock Option Plan.

     3. To ratify the appointment of Mazars and Company LLP as independent auditors of the Company's 1996 financial statements.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on August 20, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                              By Order of the Board of Directors

                               /s/ Robert D. Goldman

                              Robert D. Goldman, Secretary
West Chester, Pennsylvania
August 23, 1996

                            IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE THERE IN PERSON SHOULD THEY SO DESIRE.




                 LEAK-X ENVIRONMENTAL CORPORATION
              790 East Market Street,     Suite 270
                West Chester, Pennsylvania  19382

                         PROXY STATEMENT

                  ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished in connection with the solicitation of proxies by Leak-X Environmental Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held at the offices of the Company, 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382 on September 20, 1996, at 11:00 a.m., and at any and all adjournments thereof. This Proxy Statement and accompanying Notice of Meeting and form of proxy are to be first mailed on or about August 23, 1996 to the holders of record of the Company's Common Stock ("Common Stock") as of the close of business on August 20, 1996. At the close of business on August 20, 1996, there were issued and outstanding and entitled to vote 15,855,388 shares of Common Stock of the Company. Each share of Common Stock of the Company is entitled to one vote per share on any matter which may properly come before the Meeting.

     The affirmative vote by holders of a majority of the shares of Common Stock represented at the Meeting is required for the election of Directors and for the ratification of Mazars and Company LLP as the Company's independent auditors. The affirmative vote by holders of a majority of the shares of Common Stock outstanding is required for the approval of the 1996 Stock Option
Plan.

     Common Stock represented by a valid unrevoked proxy will be voted at the Meeting and any adjournment thereof as specified therein by the person giving the proxy. If no specification is made, the Common Stock represented by such proxy will be voted in favor of Proposals 1, 2 and 3, and at the discretion of such proxy agents, upon any other matters which may properly come before the Meeting. Shares of Common Stock represented by proxies which are marked "abstain" for Items 2 and 3 on the proxy card and proxies which are marked to deny discretionary authority on all other matters will not be included in the vote totals, and, therefore, will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals. A proxy may be revoked by the person executing the same, at any time before the authority thereby granted is exercised, upon written notice of revocation received by the Company's Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting in person.

     A list of stockholders entitled to vote at the meeting will be open to examination by any stockholder, for any purpose germane to the meeting, at the offices of the Company, 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382 during ordinary business hours for ten (10) days prior to the meeting. Such list shall also be available during the meeting.
PROPOSAL I

     At the Meeting, five Directors are to be elected for the ensuing year and until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following five persons, all of whom are standing for re-election:

    Name                     Age       Position with the Company
    John S. Gelles           60        Chairman of the Board of Directors

    Joyce A. Rizzo           47        Chief Executive Officer and Director

    William H. Gelles, Jr.   54        President, Treasurer and Director

    George A. Nolan          48        Director

    James G. Warburton       38        Director


        John S. Gelles. Mr. Gelles co-founded and has been Chairman of the Board of Directors since its inception. From inception until May 1992, he was also Chief Executive Officer and until
December 1995, the Secretary.   For the past 28 years, Mr. Gelles
was President of Gaservice Maintenance Corporation ("Gaservice"), a wholly-owned subsidiary of the Company which was discontinued in March 1995. Presently, Mr. Gelles is employed by the Company in a sales and marketing capacity.

        Joyce Rizzo. Ms. Rizzo has been a Director of the Company since September 1989, President and an employee of the Company's wholly-owned subsidiary, Lexicon Environmental Associates, Inc. ("Lexicon") since October 1989, and Chief Executive Officer of the Company since May 1992. Prior thereto, Ms. Rizzo held executive positions with environmental engineering companies for six years after having spent twelve years as a chemical engineer and environmental manager in the petroleum refining industry with Sun Company.

        William H. Gelles, Jr. Mr. Gelles co-founded and has been President, Treasurer and a Director of the Company since its inception. For the past 28 years, Mr. Gelles was Secretary-Treasurer of Gaservice which was discontinued in March 1995. Presently, Mr. Gelles is employed by the Company in a sales and marketing capacity.

        George A. Nolan. Mr. Nolan has been a Director of the Company since September 1995. Mr. Nolan co-founded and has been President of Groundwater Recovery Systems, Inc. ("GRS") since its inception in 1986. GRS became a wholly-owned subsidiary of the Company in September 1995. Mr. Nolan directs the administration of GRS, as well as its sales and marketing efforts.

        James G. Warburton. Mr. Warburton has been a Director of the Company since September 1995. Mr. Warburton co-founded and has been Vice President of GRS since its inception in 1986. Mr.
Warburton has 18 years of experience in the design and manufacture of remediation equipment and he is one of the inventors of the Company's registered patents.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of August 20, 1996, certain information with respect to those persons who owned, to the Company's knowledge, beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) more than 5% of the Company's Common Stock, each Director, and all Directors and Officers as a group:

                                                  Percentage of
Name and                    Number of             Outstanding
Address of                  Common Stock          Common Stock
Beneficial Owner            Owned (1)             Owned (2)
John S. Gelles (3)          2,938,105 (4)         18.3%

William H. Gelles, Jr. (5)  2,959,049 (6)         18.4%

Joyce A. Rizzo              200,833 (7)            1.3%
790 E. Market Street,
Suite 270
West Chester, PA 19382

George A. Nolan (8)         1,500,000              9.1%

James G. Warburton (8)      1,500,000              9.1%

All Officers and            9,379,487 (9)         56.6%
Directors as a Group
(consisting of
seven persons)

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options and warrants held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(2)  Based on 15,855,388 common shares of common stock outstanding.

(3)  The address of this person is 75 Birchall Dr., Scarsdale, NY
     10583.

(4) Includes 1,000 shares and 1,000 warrants held of record by Mr. Gelles' wife but excludes 2,000 shares held of record by Mr. Gelles's adult children as to which Mr. Gelles disclaims beneficial ownership. Includes 200,000 incentive stock options granted to Mr. Gelles on July 1, 1996 pursuant to the Company's 1995 Stock Option Plan at an exercise price of $0.265.

(5)  The address of this person is 15 Stornoway, Chappaqua, NY
     10514.

(6) Excludes 2,000 shares owned of record by Mr. Gelles's adult children as to which Mr. Gelles disclaims beneficial ownership. Includes 200,000 incentive stock options granted to Mr. Gelles on July 1, 1996 pursuant to the Company's 1995
     Stock Option Plan at an exercise price of $0.265.

(7) Includes 183,000 incentive stock options granted to Ms. Rizzo pursuant to the Company's 1988 and 1992 Stock Option Plans at an exercise price of $0.30. Excludes 232,000 incentive stock options which are not currently exercisable.

(8)  The address of this person is 299B National Road, Exton, PA
     19341.

(9) Includes an aggregate of 584,000 options and warrants described in Notes 4, 5 and 6 above, and 162,000 shares of common stock, 50,000 warrants and 69,500 options owned by Robert D. Goldman, Secretary.


                      EXECUTIVE COMPENSATION

Summary Compensation Table
- --------------------------
     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company, during the fiscal year ended December 31, 1995, by all executive officers whose total compensation exceeded $100,000.

                   Annual Compensation             Long-Term Compensation
                  ----------------------       -----------------------------
                                                             Awards                Payouts
                                                         -------------         --------------
(a)               (b)   (c)         (d)        (e)       (f)        (g)        (h)       (i)
                                                                               Long-
                                                                               term
                                                Other     Restrict-            incent
Name                                            Annual    ed                   ive       All
and                                             Compen-   Stock     Options/   Plan      Other
Principal                                       sation    Award(s)  SARs       Payouts   Compensation
Position          Year   Salary($)  Bonus($)    ($)       ($)       (#)        ($)       ($)
Joyce Rizzo,      1995   $136,000   -0-         -0-       -0-       415,000(1) -0-       -0-
Chief Executive   1994   $129,435   -0-         -0-       -0        313,000    -0-       -0-
Officer           1993   $125,665   -0-         -0-       -0-       77,000(2)  -0-       -0-

Robert D.         1995   $102,000   -0-         -0-       -0-       151,000(4) -0-       -0-
Goldman,
Secretary (3)

(1) Represents 415,000 options exercisable at a range from $2.75 to $1.4375 which were originally granted in prior years, but were subsequently canceled and regranted in 1995. Such options were canceled by the Board of Directors because the Board believed that the options as previously priced did not provide an adequate incentive for Ms. Rizzo.

(2) Does not include 88,000 options exercisable at $3.72 per share which were canceled in 1994. Such options were canceled by the Board of Directors because the Board believed that the options as previously priced did not provide an adequate incentive for Ms. Rizzo.

(3)  Mr. Goldman became Secretary in December 1995.

(4) Represents 151,000 options exercisable at a range from $2.75 to $1.4375 which were originally granted in prior years, but were subsequently canceled and regranted in 1995. Such options were canceled by the Board of Directors because the Board believed that the options as previously priced did not provide an adequate incentive for Mr. Goldman.

Individualized Option/SAR Grants in Last Fiscal Year
====================================================

                        Individual Grants
                    -----------------------------
(a)                 (b)            (c)            (d)       (e)
                                   % of Total
                                   Options/SARs   Exercise
                     Options/      Granted to     or Sale
                     SARs          Employees in   Price     Expiration
Name                 Granted (#)   Fiscal Year    ($/SH)    Date
Joyce Rizzo          415,000       42.4%          $0.30     12-28-98
Robert D. Goldman    151,000       15.4%          $0.30     12-28-98




Aggregated Option/SAR Exercises in Last Fiscal Year and FY End Option/SAR Values
================================================================================
(a)                (b)          (c)        (d)               (e)
                                                             Value of
                                           Number of         Unexercised
                                           Unexercised       In-The-Money
                    Shares                 Options/SARs at   Options/SARs
                    Acquired               FY-End (#)        at FY-End ($)
                    on Exer-    Value      Exercisable/      Exercisable/
Name                cise (#)    Realized   Unexercisable     Unexercisable (1)

Joyce Rizzo          -0-        $ 0.00     183,000/232,000   $0.00/$0.00

Robert D. Goldman    -0-        $ 0.00      69,500/81,500    $0.00/$0.00

(1)  The closing price for the Company's Common Stock on December
     29, 1995 was $0.28125 per share.

     The Company has no long-term incentive plan awards.


     Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.

Employment Agreements
- ---------------------
     The Company entered into a five-year employment contract with Joyce A. Rizzo on March 31, 1995 to serve as Chief Executive Officer of the Company and President of Lexicon. Under the agreement, Ms. Rizzo's current annual salary is $150,000 until December 31, 1996 and she is entitled to receive minimum annual increases in base salary of three percent (3%) over the preceding year's salary and maximum increases of ten percent (10%) depending on whether the Company attains certain pre-tax income levels.
Under the agreement, Ms. Rizzo is entitled to receive incentive stock options if the Company attains pre-tax income goals, as established by the Board of Directors. The Company has agreed to provide Ms. Rizzo with an automobile allowance or in lieu thereof, will pay her an equal monthly cash stipend. If Ms. Rizzo's employment is terminated without cause, the agreement provides that she will be entitled to receive her then current compensation for the lesser of two years or the remainder of the term. The agreement provides that Ms. Rizzo will not compete with the Company during the term of the agreement, nor for a period of two years thereafter. The agreement also provides that if Ms. Rizzo, as both a director and shareholder of the Company, opposes a "change of control" (as defined below) of the Company and such change of control shall occur at any time during full-time employment, Ms. Rizzo shall within six months of such change of control be entitled to terminate her employment agreement and the Company shall promptly pay either 2.9 times her then current compensation, if a majority of the Company's Board opposed the change of control, or
2.5 times the then current compensation if a majority of the Board voted in favor of the change of control. The agreement defines a "change of control" to occur when any person, corporation, partnership, association or entity, directly or indirectly (through a subsidiary or otherwise), (i) acquires or is granted the right to acquire, directly through a merger or similar transaction, a majority of the Company's outstanding voting securities, or (ii) acquires all or substantially all of the Company's assets.

     On September 29, 1995, the Company entered into five year employment agreements with George A. Nolan to serve as President and James G. Warburton to serve as Vice President of GRS, each at an annual salary of $148,000. Such salary is subject to automatic annual increases commencing January 1, 1997 of between three percent (3%) and ten (10%) dependent upon achievement of net income targets to be established. Under the agreements, each is entitled to receive incentive stock options if the Company attains pretax income goals, as established by the Board of Directors. The Company has agreed to provide an automobile allowance or in lieu thereof, will pay an equal monthly cash stipend and will provide other fringe benefits that the Company makes available to its executives. If employment is terminated without cause, the agreements provide that the then current compensation will be paid for the lessor of two years or the remainder of the term. The agreements provide for no competition with the Company during the term of the agreements nor for a period of two years thereafter.

     On July 1, 1996, the Company entered into thirty month employment agreements with John S. Gelles and William H. Gelles, Jr. to serve as employees of the Company, each at an monthly salary of $6,250 through December 31, 1996 and $4,167 thereafter. Under the agreements, each is entitled to share in any discretionary bonuses paid to the Company's senior executives on a pro rata basis, receive a three percent (3%) commission for any net sales introduced to the Company and eligible to receive incentive stock options as determined by the Company's Board of Directors.


                MEETING OF THE BOARD OF DIRECTORS
               AND INFORMATION REGARDING COMMITTEES

     The Board of Directors held 3 meetings in 1995 which were attended by all Directors.

     The Board of Directors does not currently maintain any committees.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 1994, William H. Gelles, Jr., a principal stockholder and President of the Company, loaned $42,000 to the Company. In September 1994, John S. Gelles, a principal stockholder and Chairman of the Company, loaned $50,000 to the Company. Such loans were payable on demand and accrued interest at the rate of 10% per year. Both loans were paid in full with interest to both parties in October 1994.

     Until December 31, 1995, the Company was a party to a lease with JWB Associates, a partnership controlled by John S. Gelles and William H. Gelles, Jr. for three separate premises located in the Bronx, New York. With the discontinuation of Gaservice's operations as of March 31, 1995, the Company required the use of the properties until December 31, 1995. The premises were used to house the inventory and property, plant and equipment of Gaservice until the liquidation process was completed. The rent was $5,833 per month, net of all expenses, through December 31, 1995 under an agreement with JWB Associates entered into in March 1995.

     In connection with the acquisition of GRS, the Company signed two one year promissory notes for $125,000 each bearing an interest rate of ten percent (10%) per annum with Messrs. George A. Nolan and James G. Warburton. The notes have subsequently been adjusted in accordance with their terms to a total of $161,770.

     For the years ended December 31, 1995 and 1994,  John S.
Gelles and William H. Gelles, Jr. waived all rights to dividends to which they were entitled from the Company's Series A Preferred
Stock owned by them.

     In March 1995, the Company entered into an agreement with Messrs. John S. Gelles and William H. Gelles, Jr. which provided for each to receive the following through December 31, 1995 for their services to the Company: base salary of $6,500 per month; reimbursement of reasonable business-related expenses including operation of company automobiles; the option to purchase a Company vehicle at fair market value at December 31, 1995; and medical insurance equivalent to preexisting coverage.

     On July 1, 1996, the Company entered into an agreement with John S. Gelles and William H. Gelles, Jr., to convert their
1,688,888 shares of Preferred Stock into 1,501,234 shares of Common Stock. The Agreement irrevocably waived any and all rights to dividends to which Messrs. Gelles may have been entitled in accordance with the terms of the Preferred Stock.

     On July 1, 1996, the Company granted a total of 400,000 incentive stock options to John S. Gelles and William H. Gelles,
Jr., pursuant to the Company's 1995 Stock Option Plan at an exercise price of $0.265.

     See "Executive Compensation" for certain options granted to Joyce A. Rizzo and Robert D. Goldman, executive officers of the Company. In addition, see "Executive Compensation" for employment contracts for Joyce A. Rizzo, Chief Executive Officer and a Director, George A. Nolan, a Director, James G. Warburton, a Director, John S. Gelles, Chairman of the Board of Directors and William H. Gelles, Jr., President, Treasurer and a Director.


Proposal II

           APPROVAL OF LEAK-X ENVIRONMENTAL CORPORATION
                      1996 STOCK OPTION PLAN

     The Board of Directors of the Company, subject to the approval of shareholders, adopted the Leak-X Environmental Corporation 1996 Stock Option Plan (the "Plan"), which authorizes the grant of options to purchase an aggregate of 750,000 shares of Common Stock.


     The Board of Directors has deemed it in the best interest of the Company to establish the Plan so as to provide employees and other persons involved in the continuing development and successes of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The Plan is in addition to the 1988 Stock Option Plan, which presently has no shares remaining of the 687,500 authorized thereunder for issuance, the 1992 Stock Option Plan which has 97,242 shares of the 750,000 authorized thereunder remaining for issuance and the 1995 Stock Option Plan which has 350,000 shares of the 750,000 authorized thereunder remaining for
issuance.   It is the opinion of the Board of Directors that by
providing the Company's employees and other individuals contributing to the Company and its subsidiaries the opportunity to acquire an equity investment in the Company, the Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to the Company's employ. The affirmative vote by holders of a majority of the shares of Common Stock outstanding is required for approval of the Plan.

     The following statements summarize certain provisions of the Plan. All statements are qualified in their entirety by reference to the text of the Plan, copies of which are available for examination at the Securities and Exchange Commission and at the principal office of the Company, 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382.

     The Plan allows the Company to grant incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs"), together with ISOs and NQSOs, collectively referred to herein as "Options". The Plan is intended to provide the employees, directors, independent contractors and consultants of the Company with an added incentive to continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. The Board has deemed it in the best interest of the Company to establish the Plan so as to provide employees and the other persons listed above the opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock.

Eligibility for Participation

     Under the Plan, ISOs or ISOs in tandem with SARs, subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39
(a)-(e), may be granted, from time to time, to employees of the Company, including officers. NQSOs and NQSOs in tandem with SARs, other than ISOs, may be granted from time to time, under the Plan, to employees of the Company, officers, Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company (persons entitled to receive ISOs, NQSOs, or SARs are hereinafter referred to as "Participants"). To date, the Company has fourteen employees (including five directors), who are eligible for grants of one or more types of options under the Plan. The Company cannot presently compute the number of non-employees who may be entitled to NQSOs.

Administration

     The Plan is to be administered by the Board of Directors of the Company or by a Stock Option or Compensation Committee comprised of at least two disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934). The Company currently does not have any independent directors. The Board of Directors or the Committee will have the authority, in its discretion, to determine the persons to whom, Options shall be granted, the character of such Options and the number of shares of Common Stock to be subject to each Option. Presently, the Plan will be administered by the entire Board of Directors.

Terms of Options

     The terms of Options granted under the Plan are to be determined by the Board or its committee. Each Option is to be evidenced by a stock option agreement between the Company and the employee to whom such Option is granted, and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The Board of Directors or its committee will determine the time periods during which Options granted under the Plan may be exercised. An Option must be granted within ten (10) years from the date the Plan was adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier. Options will be exercisable in whole or in part at any time during the period but will not have an expiration date later than ten (10) years from the date of grant. Unless otherwise provided in any option agreement issued under the Plan, any Option granted under the Plan may be exercisable in whole or in part at any time during the exercise period and must become fully exercisable within five years from the date of its grant, and no less than 20% of the Option shall become exercisable on an aggregate basis in any of the first five years of the Option. Notwithstanding the above, ISOs or SARs granted in tandem with ISOs, granted to holders of more than 10% of the Company's Common Stock are subject to the additional restriction that the expiration date shall not be later than five (5) years from the date of grant. An Option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or at the discretion of the Board or the Committee, by delivery of Common Stock having a fair market value equal to the option price.

     (b) Option Price: The option price of an NQSO or an SAR granted in tandem with an NQSO granted pursuant to the Plan, is determined by the Board of Directors or its committee at their sole discretion.

     In no event may the option price of an ISO or an SAR granted in tandem with an ISO be less than the fair market value on the date of grant. Such fair market value of an ISO shall be determined by the Board of Directors and, if the Common Stock is listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the reported bid and asked prices of the Common Stock on the over-the-counter market as reported by NASDAQ, the NASD OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date. ISOs or SARs granted in tandem with ISOs, granted to holders of more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of grant.

     (c) Termination of Employment; Consulting Relationships;
Death: Except as provided in the Plan, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment or consulting relationship with the Company for any reason, a holder of an Option under the Plan may exercise such Option to the extent such Option was exercisable as of the date of termination or at any time within three (3) months after the date of such termination. However, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any Options granted under the Plan shall immediately terminate in the event the optionee is terminated for cause.

     If the holder of an Option granted under the Plan dies (i) while employed by or providing consulting services for the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment or consulting relationship, such Option may be exercised within twelve months of death by a legatee or legatees of such Option under such individual's last will or by such individual's estate, to the extent such Option was exercisable as of the date of death or date of termination of employment or consulting relationship, whichever date is earlier.

     If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by or providing consulting services for the Company or a subsidiary or parent corporation, such Option may be exercised at any time within six months after such holder's termination of employment or consulting relationship due to the disability.

     Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or death, and in any event it may not be exercised after the original expiration date of the Option.

     (d) Nontransferability of Options; No Liens: An Option is nontransferable and non-assignable by the optionee, other than by will or the laws of descent and distribution, and any ISO or SAR in tandem with an ISO is exercisable during the lifetime of the optionee and only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the optionee.


     The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or its committee.

Termination; Modification and Amendment

     The Plan (but not Options previously granted under the Plan) shall terminate ten years from the earlier of the date of its adoption by the Board of Directors or the date the Plan is approved by the Stockholders of the Company. No Option will be granted after termination of the Plan.

     The Board of Directors of the Company may terminate the Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the Plan as it deems advisable. However, the Board may not, without the approval of a majority of the then outstanding shares of the Company entitled to vote thereon, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which Options may be granted under the Plan or materially change the standards of eligibility under the Plan.

     No termination, modification or amendment of the Plan may adversely affect the terms of any outstanding Options without the consent of the holders of such Options.

Adjustments Upon Changes in Capitalization

     In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the Plan. Fractions of shares resulting from any such adjustment shall be revised to the next higher whole number of shares.

     In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding
Options will automatically terminate, unless otherwise provided by the Board.

Federal Income Tax Consequences

     The following discussion is only a summary of the principal Federal income tax consequences of the Options granted under the Plan and is based on existing Federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the Federal income tax consequences herein discussed.

     Generally, under present law, when an option qualifies as an ISO under Section 422 of the Code (i) an employee will not realize taxable income either upon the grant or the exercise of the option,
(ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefor) upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee, in general, will recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under Federal and state law. Currently under the Code, the maximum rate of tax on ordinary income is greater than the rate of tax on long-term capital gains. Legislation has passed the House of Representatives to decrease the marginal rate of tax on capital gains. It is unknown whether the legislation enacted by the House of Representatives will eventually be enacted into law. Furthermore, in the future, the rate of tax on such gains may be increased. No assurance can be given of when, if ever, new tax legislation will be enacted into law, and the effective date of any such legislation.

     In the case of a non-qualified stock option granted under the Plan, no income generally is recognized by the optionee at the time of the grant of the option assuming such non-qualified stock option does not have a readily ascertainable fair market value. The optionee generally will recognize ordinary income when the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price.
However, if the sale of any shares received would be subject to
Section 16(b) of the Securities Exchange Act of 1934, ordinary income attributable to such shares received will be recognized on the date such sale would not give rise to a Section 16(b) action, valued at the fair market value at such later time, unless the optionee has made a Section 83(b) election within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise. Ordinary income from non-qualified stock options will constitute compensation for which withholding may be required under Federal and state law, and the Company will receive an equivalent deduction, subject to the limitations of Section 162(m) of the Code which limits the amount a publicly held corporation may deduct with respect to remuneration generally paid to an executive officer of the Corporation to $1,000,000. Income recognized by such executive officer on the exercise of a NQSO or SAR would be deemed remuneration. There are certain exceptions excluding income from the exercise of a NQSO or SAR which the Company may avail itself if the Plan is administered by two directors who are directly or indirectly employed by the Company. The Company does not currently have any such directors.

     Shares acquired upon exercise of non-qualified stock options will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date.
Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As set forth above, the maximum rate of tax on ordinary income is currently greater than the rate of tax on long-term capital gains. To the extent an optionee recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

     The grant of an SAR is generally not a taxable event for the optionee. Upon the exercise of an SAR the optionee will recognize ordinary income in an amount equal to the amount of cash received upon such exercise, and the Company will be entitled to a deduction equal to the same amount.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the Federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

New Plan Benefits

     As of June 30, 1996, no Options have been granted or allocated under the Plan. Accordingly, any benefits or amounts that will be received by management of the Company under the Plan are not presently determinable.

     Management recommends voting "FOR" the proposal to approve the Leak-X Environmental Corporation 1996 Stock Option Plan.

Proposal III

                  RELATIONSHIP WITH INDEPENDENT
                        PUBLIC ACCOUNTANTS

     Mazars & Company LLP have been the independent auditors of the Company's accounts since January 1996. They have no financial interest, either direct or indirect, in the Company. Selection of auditors is made by the Company's Board of Directors, subject to stockholder ratification. A representative of Mazars & Company LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement or respond to appropriate questions from stockholders.

     Management recommends voting "FOR" the ratification of the appointment of the auditors.

                          OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the person named in the accompanying proxy will vote on those matters according to their best judgment.

                             EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed proxy and other materials, and the cost of soliciting proxies with respect to the Annual Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by Officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

        COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from January 1, 1995 through December 31, 1995, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                      STOCKHOLDER PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the Proxy Statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $1,000 in market value of Common Stock, has held such Common Stock for at least one year at the time the proposal is submitted, and such person shall continue to own such Common Stock through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal, to be included in the Proxy Statement or proxy for the Company's next annual meeting of stockholders, will be submitted timely only if the proposal has been received at the Company's principal executive office no later than May 23, 1997.
If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held this year, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

                         By order of the Board of Directors

                          /s/ Robert D. Goldman

                         Robert D. Goldman, Secretary

West Chester, Pennsylvania
August 23, 1996


     Copies of the Company's 1995 Annual Report on Form 10-KSB for the year ended December 31, 1995 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by shareholders (including beneficial owners of the Company's Common Shares) upon written request to Joyce A. Rizzo, the Company's Chief Executive Officer, Leak-X Environmental Corporation, 790 East Market Street, Suite 270, West Chester, Pennsylvania 19382.



                                                         EXHIBIT A
                 LEAK-X ENVIRONMENTAL CORPORATION
                     1996 STOCK OPTION PLAN


1.  Purposes.

     The LEAK-X ENVIRONMENTAL CORPORATION 1996 STOCK OPTION PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of Leak-X Environmental Corporation (the "Company") with an added incentive to continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs")(collectively the "Options").

2.  Shares Subject to the Plan.

     The total number of shares of Common Stock of the Company, $.01 par value per share, that may be subject to Options granted under the Plan shall be 750,000 in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of an ISO to an employee together with a tandem SAR or any NQSO together with a tandem SAR shall only require one share of Common Stock available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3.  Eligibility.

     ISOs or ISOs in tandem with SARs (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within
Section 424 of the Code. An Officer is an employee for the above purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. NQSOs or NQSOs in tandem with SARs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

4.  Administration of the Plan.

         (a) The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time and/or by a Stock Option Committee (the "Committee") which shall be comprised of at least two disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934 (the "1934 Act)) appointed by such Board of Directors of the Company. As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISO, NQSO and/or SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or the Committee, in its discretion, shall deem relevant. The Board of Directors' and/or the Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

         (b) Notwithstanding anything contained herein to the contrary, at anytime during the period the Company's Common Stock is registered pursuant to Section 12(g) of the 1934 Act, the Committee, if one has been appointed to administer the Plan with respect to grants to all persons or solely with respect to persons subject to Section 16 of the 1934 Act, shall have the exclusive right to grant Options to persons subject to Section 16 of the 1934 Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act.
To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Committee.

5.  Terms of Options.

         Within the limits of the express provisions of the Plan, the Board of Directors or the Committee may grant either ISOs or NQSOs or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price").
The optionee, if granted a SAR in tandem with a NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph 5) of one share of Common Stock over the Option Price per share specified upon grant of the NQSO or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or the Committee consistent with the provisions of the Plan, including the following:

         (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         (b) The Option Price of the shares of Common Stock subject to each ISO and each SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the National Association of Securities
Dealers Automated Quotation System (NASDAQ), the National
Association of Securities Dealers OTC Bulletin Board or the
National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

         (c) The Option Price of the shares of Common Stock subject to an NQSO or a SAR in tandem with a NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion.

         (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO or a SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more that 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

         (e) With respect to the grant of SARs to Officers and Directors of the Company, an SAR may be exercised at any time after six months of the date of the grant thereof during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO, but only within the specified 10 business day period referred to in subsection (e)(3) of Rule 16b-3 of the 1934 Act (generally, the 10 business days immediately following the publication of the Company's quarterly financial information) if the Company's Common Stock is registered pursuant to Section 12(g) of the 1934 Act. Notwithstanding the foregoing, the Board of Directors and/or the Committee shall in their discretion determine from time to time the terms and conditions of SARs to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or the Committee also has the discretion to alter the terms of the SARS if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or the Committee's discretion, be made in cash, Common Stock or a combination thereof.

         (f) Unless otherwise provided in any Option agreement under the Plan, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and (ii) become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option.

         (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be (i) in the form of cash or certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, (ii) if permitted by the Committee or the Board of Directors, as determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by the delivery of shares of Common Stock having a fair market value equal to the Option Price (provided, in order to qualify as an ISO, more than one year shall have passed since the date of grant and one year from the date of exercise), or (iii) at the option of the Committee or the Board of Directors, determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by a combination of cash and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash that shall equal the Option Price, and, in the case of a NQSO, at the discretion of the Committee or Board of Directors by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 9(c) hereof, or in the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state such intention. The Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or the Committee, in its discretion, shall authorize.

         (h) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

         (i) All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any ISO or SAR in tandem with an ISO granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

         (j) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO.

         (k) Notwithstanding anything contained herein to the contrary, a SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) shall only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

6.  Death or Termination of Employment.

         (a) Except as provided herein, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of an optionee's employment or consulting relationship with the Company for any reason other than cause, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of Subparagraph (d) of this Paragraph 6. Notwithstanding anything contained herein to the contrary, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is terminated for cause. For purposes hereof, cause means (i) acts and/or omissions, or a course of conduct, of optionee, that are, in the opinion of the President of the Company, materially adverse to the interests of the Company,
(ii) drug or alcohol abuse, (iii) conviction of a felony committed against the Company, or (iv) any act of dishonesty by the optionee with respect to the Company.

         (b) If the holder of an Option granted under the Plan dies (i) while employed by or acting as a consultant to the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than twelve months after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment or consulting relationship, whichever date is earlier.

         (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by or providing consulting services for the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months after such holder's termination of employment or consulting relationship due to the disability.

         (d) Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment/consulting relationship or death, and in any event may not be exercised after the original expiration date of the Option.

         (e) The Board of Directors or the Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one option shall not infer that any option is or to be accelerated.

7.  Leave of Absence.

         For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8.  Adjustment Upon Changes in Capitalization.

         (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

         (b) Any Option granted under the Plan, unless waived by the Board of Directors or the Committee, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

         (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9. Further Conditions of Exercise.

         (a) Unless the shares of Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

         (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

         (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option and/or SAR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option and/or SAR in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

10.  Termination, Modification and Amendment.

         (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

         (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

         (c) The Board of Directors of the Company may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

         (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.  Effective Date of the Plan.

         The Plan shall become effective upon adoption by the Board of Directors of the Company. Notwithstanding the above, the Plan requires the approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors. Any options granted hereunder after the adoption by the Board of Directors and prior to approval of stockholders shall become void ab initio if not approved by stockholders in the time set forth above.

12.  Not a Contract of Employment.

         Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee.

13.  Other Compensation Plans.

         The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.



                 LEAK-X ENVIRONMENTAL CORPORATION
                      790 East Market Street
                            Suite 270
                 West Chester, Pennsylvania 19382


PROXY

         The undersigned, a holder of Common Stock of Leak-X Environmental Corporation, a Delaware corporation (the "Company"), hereby appoints JOHN S. GELLES and JOYCE A. RIZZO, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on September 20, 1996 and any adjournments thereof, as said forth on the other side hereof:

         The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgement.

         This Proxy, when properly executed, will be voted in accordance with the instructions on the other side hereof. If no direction is made, this Proxy will be voted FOR the election of the five directors named, FOR the Company's 1996 Stock Option Plan, FOR the ratification of the appointment of the Company's independent auditors and as said Proxies shall deem advisable on such other business as may come before the meeting.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated
August 23, 1996 relating to the Annual Meeting and the 1995 Annual Report to Stockholders.

            (Continued and to be signed on other side)


Please mark your votes as in this
example.               [  X  ]


                                           FOR ALL        WITHHOLD AUTHORITY
         1.  Election of Directors         [    ]                 [    ]

             Nominees: John S. Gelles
                       Joyce A. Rizzo
                       William H. Gelles, Jr.
                       George A. Nolan
                       James A. Warburton

             as provided in the Company's Proxy Statement:  (Instructions:
             TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME ABOVE.)

                                            FOR       AGAINST      ABSTAIN
         2.  To approve the Company's
             1996 Stock Option Plan.       [    ]      [    ]       [    ]

                                             FOR       AGAINST   ABSTAIN
         3.  To ratify the appointment of
             Mazars and Company LLP as
             independent auditors of the
             Company's 1996 financial
             statements.                   [    ]      [    ]       [    ]

         4.  Upon such other matters as
             may properly come before the
             meeting or any adjournments
             thereof.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY.

SIGNATURE(S)  ___________________________________________________

DATE  ___________________________________

SIGNATURE(S)  ___________________________________________________

DATE  ___________________________________

NOTE: The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing, as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name and give title of signing officer.